| We shop. You save. 2nd Quarter Fiscal 2023 Earnings Conference Call Presentation February 7, 2023 Exhibit 99.2

| We shop. You save. Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: the ultimate duration and impact of the ongoing COVID-19 pandemic and any other significant public health events; our reliance on a limited number of insurance carrier partners and any potential termination of those relationships or failure to develop new relationships; existing and future laws and regulations affecting the health insurance market; changes in health insurance products offered by our insurance carrier partners and the health insurance market generally; insurance carriers offering products and services directly to consumers; changes to commissions paid by insurance carriers and underwriting practices; competition with brokers, exclusively online brokers and carriers who opt to sell policies directly to consumers; competition from government-run health insurance exchanges; developments in the U.S. health insurance system; our dependence on revenue from carriers in our senior segment and downturns in the senior health as well as life, automotive and home insurance industries; our ability to develop new offerings and penetrate new vertical markets; risks from third-party products; failure to enroll individuals during the Medicare annual enrollment period; our ability to attract, integrate and retain qualified personnel; our dependence on lead providers and ability to compete for leads; failure to obtain and/or convert sales leads to actual sales of insurance policies; access to data from consumers and insurance carriers; accuracy of information provided from and to consumers during the insurance shopping process; cost-effective advertisement through internet search engines; ability to contact consumers and market products by telephone; global economic conditions, including inflation; disruption to operations as a result of future acquisitions; significant estimates and assumptions in the preparation of our financial statements; impairment of goodwill; our ability to regain and maintain compliance with NYSE listing standards; potential litigation and other legal proceedings or inquiries; our existing and future indebtedness; our ability to maintain compliance with our debt covenants; access to additional capital; failure to protect our intellectual property and our brand; fluctuations in our financial results caused by seasonality; accuracy and timeliness of commissions reports from insurance carriers; timing of insurance carriers’ approval and payment practices; factors that impact our estimate of the constrained lifetime value of commissions per policyholder; changes in accounting rules, tax legislation and other legislation; disruptions or failures of our technological infrastructure and platform; failure to maintain relationships with third-party service providers; cybersecurity breaches or other attacks involving our systems or those of our insurance carrier partners or third-party service providers; our ability to protect consumer information and other data; and failure to market and sell Medicare plans effectively or in compliance with laws. For a further discussion of these and other risk factors that could impact our future results and performance, see the section entitled “Risk Factors” in the most recent Annual Report on Form 10-K (the “Annual Report”) and subsequent periodic reports filed by us with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third-party sources. No Offer or Solicitation; Further Information This presentation is for informational purposes only and is not an offer to sell with respect to any securities. This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in the Annual Report and subsequent quarterly reports. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. To supplement our financial statements presented in accordance with GAAP and to provide investors with additional information regarding our GAAP financial results, we have presented in this presentation Adjusted EBITDA, cash EBITDA, and Adjusted EBITDA Margin, which are non-GAAP financial measures. These non- GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly titled measures presented by other companies. We define Adjusted EBITDA as net income (loss) before interest expense, income tax expense (benefit), depreciation and amortization, and certain add-backs for transaction costs and non-cash or non-recurring expenses, including restructuring and share-based compensation expenses. We define cash EBITDA as Adjusted EBITDA excluding the impacts from the estimates of future renewal commission revenue. The most directly comparable GAAP measure for both Adjusted EBITDA and cash EBITDA is net income (loss). We define Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue. The most directly comparable GAAP measure is net income margin. We monitor and have presented in this release Adjusted EBITDA, cash EBITDA, and Adjusted EBITDA Margin because they are key measures used by our management and Board of Directors to understand and evaluate our operating performance, to establish budgets and to develop operational goals for managing our business. In particular, we believe that excluding the impacts of certain transactions in calculating Adjusted EBITDA and cash EBITDA can provide a useful measure for period-to-period comparisons of our core operating performance. For further discussion regarding these non-GAAP measures, please see today’s press release. Reconciliations of net income (loss) to Adjusted EBITDA are presented below on slides 15 and 16. Disclaimer 2

| We shop. You save. 2QFY23 Earnings Highlights 3 *See "Non-GAAP Financial Measures" above on slide 2. SelectQuote delivered strong 2Q results fueled by a strong Senior Medicare AEP season • 2Q Consolidated Revenue totaled $319.2 million, compared to $194.2 million last year • 2Q Consolidated Net Income totaled $23 million or $0.14 per diluted share • 2Q Consolidated Adjusted EBITDA* totaled $63.6 million, compared to $(164.0) million last year 2Q results reflect a fourth consecutive quarter of stronger year-over-year operational results • Agent close rates up 54% year-over-year • Marketing cost per approved policy down 50% year-over-year Continued positive trends on the Senior customer retention front • New policy approval rates improved significantly year-over-year • Continued confidence in the improved quality of new business • Annual renewal event roughly in line with last year’s performance • MA LTVs including 15% constraint seem appropriately conservative at this time Another quarter of significant consumer demand for and membership growth of SelectRx and Healthcare Services Increasing full year FY2023 Revenue, Adjusted EBITDA, and Net Loss guidance Cashflow ahead of forecast year-to-date and growing conviction we will end FY2023 Cash EBITDA* positive for the full year

| We shop. You save. Strategic Redesign Progress and Leverage in AEP Yo Y % Agent Close Rates 54% 2Q22 3Q22 4Q22 1Q23 2Q23 Yo Y % Marketing Expense Per Policy* 2Q22 3Q22 4Q22 1Q23 2Q23 0 0 Tenured Agent Mix 70%+ Approval Rates (YoY) 11% MA Policies (YoY) (18)% Senior Revenue (YoY) 52% Senior Adj. EBITDA Margin** 37% AEP BY THE NUMBERS 4 (50)% *Represents Senior marketing costs divided by approved MA/MS policies. **See "Non-GAAP Financial Measures" above on slide 2.

| We shop. You save. New MA Growth Philosophy Mitigate Operational Risk Factors MA Lifetime Value (LTV) Healthcare Services Planned pullback in Medicare Advantage policies to improve cashflow and profitability Given strong close rates, 2Q MA volumes exceeded internal forecasts at lower cost per policy Ahead of original cash projections and forecasting Cash EBITDA* positive FY23 Full AEP team hired, trained and onboarded in advance of AEP Tenured agent mix over 70% in 2Q Improved cost structure driven by lower marketing cost per policy and by ~$40 million in fixed cost reduction in FY22 New business written since 2Q FY22 performing in line with expectations Expanded carrier relationships focused on both insurance and healthcare services, enabling improved cash flow Constraint increased from 6% to 15% during 2Q FY22 and increased provision SelectRx members exceeded 39K as of 2Q Managing 2H growth to accelerate the cash dynamics with anticipated FY23 Healthcare Services revenue of $225-250 million Expect the Healthcare Services division to approach Adj. EBITDA* positive by end of FY23 Four Pillar Strategy 5 *See "Non-GAAP Financial Measures" above on slide 2.

| We shop. You save. Senior Efficiency Metrics $1,076 $637 2Q22 2Q23 $1,134 $799 LTM 12/31/21 LTM 12/31/22 *Represents Senior operating costs divided by approved MA/MS policies. 6 OPERATING EXPENSES PER APPROVED POLICY* 54% 64% 2Q22 2Q23 47% 56% LTM 12/31/21 LTM 12/31/22 % OF TOTAL REVENUE RECEIVED IN FIRST YEAR

| We shop. You save. REVENUE $MM ADJUSTED EBITDA* $MM $148 $224 2Q22 2Q23 $(140) $84 2Q22 2Q23 7 Senior Financial Summary *See "Non-GAAP Financial Measures" above on slide 2.

| We shop. You save. 41% 53% 49% 43% (48)% 37% 2Q18 2Q19 2Q20 2Q21 2Q22 2Q23 TOTAL POLICIES APPROVED 000s MA LTV 8 ADJUSTED EBITDA MARGIN* 318 241 266 219 52 22 MA Other 2Q22 2Q23 $922 $870 2Q22 2Q23 SelectQuote Senior KPI’s (95)% *See "Non-GAAP Financial Measures" above on slide 2.

| We shop. You save. MA LTV Bridge $922 $(41) $(12) $6 $3 $(8) $870 2Q22 Carrier Mix Carrier Direct Mix Industry Commissions Improved Persistency Provision Adjustment 2Q23 Strategic Decision Making 9 • Strategic Decision Making ◦ Carrier Mix: lower LTVs but shift toward historically higher retention carriers ◦ Carrier Direct Mix: lower LTV policies that are more cash efficient with better CAC • Market Dynamics ◦ Industry Commissions: year-over- year increase a tailwind to LTV ◦ Improved Persistency: trends continue to stabilize and show signs of improvement ◦ Provision Adjustment: elevated lapse rates in 3QFY22 reversed 4QFY22–2QFY23 but did necessitate higher provision Strategic decisions prioritize performance stability and cash returns Market Dynamics

| We shop. You save. Senior Policy Payback Period Timing Cost Revenue LTM Ending 12/31/2022 Cost Revenue LTM Ending 12/31/2021 First Year Cash 1st Renewal Variable Marketing Direct Variable Fixed Fixed Direct Variable Variable Marketing First Year Cash 2nd Renewal Remaining Renewals 1st Renewal 2nd Renewal Remaining Renewals 10

| We shop. You save. Healthcare Services REVENUE & ADJUSTED EBITDA* $MM 11 $(8) $(8) $(12) $(12) $(9) SELECTRX MEMBERS 2Q22 3Q22 4Q22 1Q23 2Q23 — 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 $11 $23 $30 $43 $55 2Q22 3Q22 4Q22 1Q23 2Q23 *See "Non-GAAP Financial Measures" above on slide 2.

| We shop. You save. Life and Auto & Home REVENUE $MM ADJUSTED EBITDA* 12 $32 $34 $6 $8 Life Auto & Home 2Q22 2Q23 $1 $6 $1 $2 Life Auto & Home 2Q22 2Q23 $MM *See "Non-GAAP Financial Measures" above on slide 2.

| We shop. You save. Fiscal Full Year 2023 Guidance ($'s in millions) Range Implied YoY Growth Revenue $910 - $960 19% - 26% Net Loss $94 - $78 NM - NM Adjusted EBITDA* $5 - $25 NM - NM 13 *See "Non-GAAP Financial Measures" above on slide 2.

| We shop. You save. Supplemental Information 14

| We shop. You save. Net Income (Loss) to Adjusted EBITDA Reconciliation 2Q FY 2023 (in thousands) Senior Healthcare Services Life Auto & Home Corp & Elims Consolidated Revenue $ 223,826 $ 55,480 $ 33,995 $ 7,808 $ (1,921) $ 319,188 Operating expenses (140,209) (64,781) (28,152) (5,524) (16,877) (1) (255,543) Other income (expense), net — — — — (70) (70) Adjusted EBITDA 83,617 (9,301) 5,843 2,284 (18,868) 63,575 Share-based compensation expense (2,936) Transaction costs (442) Depreciation and amortization (7,188) Loss on disposal of property, equipment, and software (46) Interest expense, net (21,044) Income tax expense (9,405) Net income 22,514 15 2Q FY 2022 (in thousands) Senior Healthcare Services Life Auto & Home Corp & Elims Consolidated Revenue $ 147,694 $ 11,077 $ 32,036 $ 6,135 $ (2,705) $ 194,237 Operating expenses (287,914) (19,492) (30,930) (4,700) (15,175) (1) (358,211) Other expenses, net — — — — (51) (51) Adjusted EBITDA (140,220) (8,415) 1,106 1,435 (17,931) (164,025) Share-based compensation expense (1,894) Non-recurring expenses (1,602) Depreciation and amortization (6,175) Loss on disposal of property, equipment, and software (5) Interest expense, net (10,587) Income tax benefit 46,725 Net loss (137,563)

| We shop. You save. (in thousands) Range Net loss $ (94,000) $ (78,000) Income tax benefit (27,000) (25,000) Interest expense, net 74,000 74,000 Depreciation and amortization 24,000 24,000 Share-based compensation expense 12,000 12,000 Transaction costs 16,000 18,000 Adjusted EBITDA $ 5,000 $ 25,000 Net Loss to Adjusted EBITDA Reconciliation (FY23 Guidance) 16 16

| We shop. You save. 17 SelectQuote Inc. 6800 West 115th Street Suite 2511 Overland Park, Kansas 66211 Phone: (913) 599-9225 Investor Relations investorrelations@selectquote.com